Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending September 30, 2014 and 2013

	3rd Quarter
(in thousands, except per share data)	2014	2013		Change
Revenues
Oil, natural gas liquids and natural gas sales	$350,773	$360,507		$(9,734)
Gain (loss) on derivative instruments, net Loss on sale of assets and other	147,735 (747)	(88,192 (277	) )	235,927 (470)

Total revenues	497,761	272,038		225,723

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	67,720	65,795		1,925
Production and ad valorem taxes	25,729	22,230		3,499
Depreciation, depletion and amortization	139,104	124,911		14,193
Asset impairment	179,074	—		179,074
Exploration	8,255	8,949		(694)
General and administrative Accretion of discount on asset retirement obligations	27,784 1,924	30,947 1,771		(3,163 153)

Total costs and expenses	449,590	254,603		194,987

Operating Income	48,171	17,435		30,736

Other Income (Expense)
Interest expense	(11,522)	(10,149)		(1,373)
Other income	37	1,249		(1,212)

Total other expense	(11,485)	(8,900)		(2,585)

Income From Continuing Operations Before Income Taxes	36,686	8,535		28,151
Income tax expense	16,055	3,128		12,927

Income From Continuing Operations	20,631	5,407		15,224

Discontinued Operations, net of tax
Loss from discontinued operations	(3,485)	(9,027)		5,542
Gain (loss) on disposal of discontinued operations	440,105	(15,678)		455,783

Income (Loss) From Discontinued Operations	436,620	(24,705)		461,325

Net Income (Loss)	$457,251	$(19,298)		$476,549

Diluted Earnings Per Average Common Share
Continuing operations	$0.28	$0.07		$0.21
Discontinued operations	5.94	(0.34)		6.28

Net Income (Loss)	$6.22	$(0.27)		$6.49

Basic Earnings Per Average Common Share
Continuing operations	$0.28	$0.07		$0.21
Discontinued operations	5.98	(0.34)		6.32

Net Income (Loss)	$6.26	$(0.27)		$6.53

Diluted Avg. Common Shares Outstanding	73,507	72,346		1,161

Basic Avg. Common Shares Outstanding	73,093	72,346		747

Dividends Per Common Share	$0.150	$0.145		$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 9 months ending September 30, 2014 and 2013

	Year-to-date
(in thousands, except per share data)	2014	2013		Change
Revenues
Oil, natural gas liquids and natural gas sales	$1,057,447	$927,746		$129,701
Gain (loss) on derivative instruments, net Loss on sale of assets and other	9,498 (1,809)	(51,904 (492	) )	61,402 (1,317)

Total revenues	1,065,136	875,350		189,786

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	199,861	190,944		8,917
Production and ad valorem taxes	81,102	69,109		11,993
Depreciation, depletion and amortization	399,568	332,247		67,321
Asset impairment	179,074	—		179,074
Exploration	23,644	13,902		9,742
General and administrative Accretion of discount on asset retirement obligations	93,499 5,650	86,699 5,187		6,800 463

Total costs and expenses	982,398	698,088		284,310

Operating Income	82,738	177,262		(94,524)

Other Income (Expense)
Interest expense	(27,374)	(30,232)		2,858
Other income	1,047	2,619		(1,572)

Total other expense	(26,327)	(27,613)		1,286

Income From Continuing Operations Before Income Taxes	56,411	149,649		(93,238)
Income tax expense	23,287	53,401		(30,114)

Income From Continuing Operations	33,124	96,248		(63,124)

Discontinued Operations, net of tax
Income from discontinued operations	30,435	39,891		(9,456)
Gain (loss) on disposal of discontinued operations	439,055	(15,678)		454,733

Income From Discontinued Operations	469,490	24,213		445,277

Net Income	$502,614	$120,461		$382,153

Diluted Earnings Per Average Common Share
Continuing operations	$0.45	$1.33		$(0.88)
Discontinued operations	6.41	0.34		6.07

Net Income	$6.86	$1.67		$5.19

Basic Earnings Per Average Common Share
Continuing operations	$0.45	$1.33		$(0.88)
Discontinued operations	6.45	0.34		6.11

Net Income	$6.90	$1.67		$5.23

Diluted Avg. Common Shares Outstanding	73,238	72,272		966

Basic Avg. Common Shares Outstanding	72,861	72,220		641

Dividends Per Common Share	$0.45	$0.435		$0.015

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of September 30, 2014 and December 31, 2013

(in thousands)	September 30, 2014	December 31, 2013
ASSETS
Current Assets
Cash and cash equivalents	$1,321	$2,523
Short-term investments	18,000	—
Accounts receivable, net of allowance	185,342	136,334
Inventories	14,373	11,130
Assets held for sale with prior period comparable	—	1,242,872
Derivative instruments	30,195	17,463
Prepayments and other	39,289	31,239

Total current assets	288,520	1,441,561

Property, Plant and Equipment
Oil and natural gas properties, net	5,457,875	5,087,573
Other property and equipment, net	43,355	30,515

Total property, plant and equipment, net	5,501,230	5,118,088

Noncurrent derivative instruments	5,758	5,439
Other assets	37,462	57,124

TOTAL ASSETS	$5,832,970	$6,622,212

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$—	$60,000
Notes payable to banks	—	489,000
Accounts payable	110,955	78,178
Accrued taxes	227,180	8,201
Liabilities related to assets held for sale with prior period comparable	—	831,570
Derivative instruments	808	30,302
Other current liabilities	254,495	193,974

Total current liabilities	593,438	1,691,225

Long-term debt	632,458	1,093,541
Asset retirement obligations	115,431	108,533
Deferred income taxes	1,074,690	807,614
Noncurrent derivative instruments	640	398
Other long-term liabilities	55,065	62,882

Total liabilities	2,471,722	3,764,193

Total Shareholders’ Equity	3,361,248	2,858,019

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,832,970	$6,622,212

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending September 30, 2014 and 2013

	3rd Quarter
(in thousands, except sales price and per unit data)	2014	2013	Change
Oil and Gas Operations
Oil, natural gas liquids and natural gas sales from continuing operations
Oil	$260,447	$285,308	$(24,861)
Natural gas liquids	31,259	24,785	6,474
Natural gas	59,067	50,414	8,653

Total	350,773	360,507	(9,734)

Loss on sale of assets and other	$(747)	$(277)	$(470)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$128,346	$(63,889)	$192,235
Natural gas liquids	1,276	(1,355)	2,631
Natural gas	17,665	1,684	15,981

Total	$147,287	$(63,560)	$210,847

Closed gains (losses) on derivative instruments
Oil	$(6,012)	$(37,469)	$31,457
Natural gas liquids	873	2,862	(1,989)
Natural gas	5,587	9,975	(4,388)

Total	$448	$(24,632)	$25,080

Total Revenues	$497,761	$272,038	$225,723

Production volumes from continuing operations
Oil (MBbl)	3,017	2,764	253
Natural gas liquids (MMgal)	46.5	36.7	9.8
Natural gas (MMcf)	15,156	14,868	288

Production volumes from continuing operations(MBOE)	6,651	6,116	535

Total production volumes (MBOE)	6,652	6,758	(106)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$84.33	$89.67	$(5.34)
Natural gas liquids (per gallon)	$0.69	$0.75	$(0.06)
Natural gas (per Mcf)	$4.27	$4.06	$0.21
Average realized prices excluding derivative instruments
Oil (per barrel)	$86.33	$103.22	$(16.89)
Natural gas liquids (per gallon)	$0.67	$0.68	$(0.01)
Natural gas (per Mcf)	$3.90	$3.39	$0.51
Other costs per BOE from continuing operations
Oil, natural gas liquids and natural gas production expenses	$10.18	$10.76	$(0.58)
Production and ad valorem taxes	$3.87	$3.63	$0.24
Depreciation, depletion and amortization	$20.71	$20.27	$0.44
Exploration expense	$1.24	$1.46	$(0.22)
General and administrative	$4.18	$5.06	$(0.88)
Capital expenditures	$356,725	$257,759	$98,966

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 9 months ending September 30, 2014 and 2013

	Year-to-date
(in thousands, except sales price and per unit data)	2014	2013	Change
Oil and Gas Operations
Oil, natural gas liquids and natural gas sales from continuing operations
Oil	$776,952	$710,937	$66,015
Natural gas liquids	90,625	64,311	26,314
Natural gas	189,870	152,498	37,372

Total	1,057,447	927,746	129,701

Loss on sale of assets and other	$(1,809)	$(492)	$(1,317)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$40,710	$(63,861)	$104,571
Natural gas liquids	1,603	(1,208)	2,811
Natural gas	11,672	16,610	(4,938)

Total	$53,985	$(48,459)	$102,444

Closed gains (losses) on derivative instruments
Oil	$(46,568)	$(39,101)	$(7,467)
Natural gas liquids	1,228	8,453	(7,225)
Natural gas	853	27,203	(26,350)

Total	$(44,487)	$(3,445)	$(41,042)

Total Revenues	$1,065,136	$875,350	$189,786

Production volumes from continuing operations
Oil (MBbl)	8,601	7,670	931
Natural gas liquids (MMgal)	129.2	98.5	30.7
Natural gas (MMcf)	43,956	43,428	528

Production volumes from continuing operations(MBOE)	19,003	17,253	1,750

Total production volumes (MBOE)	19,168	19,159	9

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$84.92	$87.59	$(2.67)
Natural gas liquids (per gallon)	$0.71	$0.74	$(0.03)
Natural gas (per Mcf)	$4.34	$4.14	$0.20
Average realized prices excluding derivative instruments
Oil (per barrel)	$90.33	$92.69	$(2.36)
Natural gas liquids (per gallon)	$0.70	$0.65	$0.05
Natural gas (per Mcf)	$4.32	$3.51	$0.81
Other costs per BOE from continuing operations
Oil, natural gas liquids and natural gas production expenses	$10.52	$11.07	$(0.55)
Production and ad valorem taxes	$4.27	$4.00	$0.27
Depreciation, depletion and amortization	$20.85	$19.10	$1.75
Exploration expense	$1.24	$0.81	$0.43
General and administrative	$4.92	$5.03	$(0.11)
Capital expenditures	$950,993	$862,691	$88,302